UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 19, 2024

ARAX HOLDINGS CORP.

(Exact name of Registrant as specified in its charter)

Nevada	333-185928	99-0376721
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

820 E Park Ave Bld D200 Tallahassee, Florida		82801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 850 254 1161

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

ARAX Holdings Corp. Enters into Agreement for 24-Part Series with “New to The Street”

On September 18, 2024, ARAX Holdings Corp. (“ARAX”) entered into a definitive material agreement with New to The Street, a leader in sponsored and syndicated programming, for the development and airing of a 24-part series. This series will highlight ARAX’s innovative technological solutions, including Core Blockchain, CorePass, Lunaº Mesh, and other cutting-edge developments aimed at revolutionizing secure digital transactions, carbon footprint tracking, and compliance with global standards.

Series Overview:

The series will feature in-depth coverage of ARAX’s products, including its Blockchain as a Platform (BaaP), Decentralized Physical Infrastructure Network (DePIN), and solutions across various industries. The episodes will showcase ARAX’s solutions for smart cities, decentralized finance, and environmental sustainability through cutting-edge blockchain technology.

Filming is scheduled to begin on [insert filming date], with nationwide airing on major television platforms. The series will utilize a comprehensive media strategy, including targeted commercials and outdoor billboard campaigns, to maximize visibility.

Link to Press Release:

https://www.accesswire.com/919874/new-to-the-street-launches-24-part-series-with-arax-holdings-spotlighting-core-blockchain-corepass-luna-mesh-and-revolutionary-tech-solutions

Contact Information

For more information about ARAX Holdings Corp. and our innovative solutions, please visit our website at www.arax.com.

Contact:

ARAX Holdings Corp.

820 E Park Ave Bldg. D200

Tallahassee, FL 32301

info@arax.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this report may be construed as “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “Act”). All statements that are not historical facts are “forward-looking statements.” The words “estimate,” “project,” “intends,” “expects,” “anticipates,” “believes” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are made based on management’s beliefs, as well as assumptions made by, and information currently available to, management pursuant to the “safe harbor” provisions of the Act. These statements are subject to certain risks and uncertainties that may cause actual results to differ materially from those projected on the basis of these statements. Investors should consider this cautionary statement and furthermore, no assurance can be made that the transaction described in this Report will be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company also undertakes no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

Exhibit A – Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Arax Holdings Corp.

By:	/s/ Christopher D. Strachan
Christopher D. Strachan
Chief Financial Officer

Dated: September 19, 2024